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                                                                    EXHIBIT 23.4


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to Charles C. Hall Profit Sharing Retirement Plan of our report dated June 24, 1998, with respect to the 1997 financial statements and schedules of Charles C. Hall Profit Sharing Retirement Plan included in the Annual Report (Form 11-K) for the year ended December 31, 1997.

/s/ SIEGFRIED, CRANDALL, VOS & LEWIS, P.C.


June 22, 1999.